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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934



Date of Report (Date of Earliest event reported) May 7, 1997
                                                 -------------

                                 MSU Corporation
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             (Exact name of registrant as specified in its charter)


      Florida                       33-2822-A                  22-274288
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 (State or other juris-          Commission File             (IRS Employer
 diction of incorporation              No.                  Identification No.)

           526-528 Elder Gate, Central Milton Keynes, MK9 1LR, England
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:
                                                          011-44-1908-232100

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

                                         (c) EXHIBITS

EXHIBIT                    DESCRIPTION OF EXHIBIT
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99.1                       Offshore Securities Subscription
                           Agreement dated May 7, 1997


ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

        On May 7, 1997, MSU Corporation (the "Company") sold in an offshore transaction 79,126 shares of the Company's common stock (the "Shares") to a non-U.S. person at a purchase price of U.S. $2.06 per Share for an aggregate purchase price of U.S. $163,000. The Company issued the Shares pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended.



                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MSU Corporation,



                                                   By: /s/ R.H. Phillips
                                                      -------------------------
                                                      R.H. Phillips,
                                                      Vice-President

Date: May 21, 1997




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